EXHIBIT A


RULE 424(b)(3)
FORM F-6 #: 333-12778

EFFECTIVE FEBRUARY 22, 2005,
STATE OPEN JOINT STOCK POWER
GENERATING COMPANY
CENTERENERGO CHANGED THE
RATIO ON ITS AMERICAN
DEPOSITARY RECEIPTS (ADRs) FROM
ONE (1) AMERICAN DEPOSITARY
SHARE (ADS) REPRESENTING FIFTY
(50) DEPOSITED SHARES TO ONE (1)
ADS REPRESENTING TEN (10)
DEPOSITED SHARES.



AMERICAN DEPOSITARY
SHARES

(Each American Depositary

Share represents fifty (50)

deposited Shares)


	IT IS EXPECTED THAT
COMMON SHARES DEPOSITED
HEREUNDER WILL BE
REGISTERED ON THE SHARE
REGISTER MAINTAINED BY THE
SHARE REGISTRAR FOR STATE
OPEN JOINT STOCK POWER
GENERATING COMPANY
CENTERENERGO IN THE
NAME OF THE CUSTODIAN, AS
NOMINAL HOLDER FOR THE
DEPOSITARY, OR ITS NOMINEE.
 THE DEPOSITARY WILL NOT BE
LIABLE FOR THE
UNAVAILABILITY OF COMMON
SHARES OR FOR THE FAILURE
TO MAKE ANY DISTRIBUTION
OF CASH OR PROPERTY WITH
RESPECT THERETO AS A
RESULT OF SUCH
UNAVAILABILITY.


THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES OF
THE PAR VALUE OF 0.25
HRYVNIA EACH OF
STATE OPEN JOINT STOCK
POWER GENERATING
COMPANY CENTERENERGO
(INCORPORATED UNDER THE
LAWS OF UKRAINE)

The Bank of New
York, as depositary (hereinafter
called the Depositary), hereby
certifies that___________
______________________________
______________, or registered
assigns IS THE OWNER OF
_____________________________

AMERICAN DEPOSITARY
SHARES

representing deposited ordinary
shares (herein called Shares) of
STATE OPEN JOINT STOCK
POWER GENERATING
COMPANY CENTERENERGO,
incorporated under the laws of
Ukraine (herein called the
Company).  At the date hereof, each
American Depositary Share
represents fifty (50) Shares deposited
or subject to deposit under the
Deposit Agreement (as such term is
hereinafter defined) at the Kyiv office
of ING Bank Ukraine (herein called
the Custodian).  The Depositarys
Corporate Trust Office is located at a
different address than its principal
executive office.  Its Corporate Trust
Office is located at 101 Barclay
Street, New York, N.Y. 10286, and its
principal executive office is located at One Wall Street, New York, N.Y.
10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
(i)	101 BARCLAY STREET,
NEW YORK, N.Y. 10286

		1.  THE DEPOSIT
AGREEMENT.

		This American
Depositary Receipt is one of an issue
(herein called Receipts), all issued
and to be issued upon the terms and
conditions set forth in the deposit
agreement, dated as of October 13,
2000 (herein called the Deposit
Agreement), by and among the
Company, the Depositary, and all
Owners and Beneficial Owners from
time to time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to become
a party thereto and become bound by
all the terms and conditions thereof.
The Deposit Agreement sets forth the
rights of Owners and Beneficial
Owners of the Receipts and the rights
and duties of the Depositary in
respect of the Shares deposited
thereunder and any and all other
securities, property and cash from
time to time received in respect of
such Shares and held thereunder
(such Shares, securities, property, and
cash are herein called Deposited
Securities).  Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the office of
the Custodian.

		The statements made
on the face and reverse of this Receipt
are summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made.  Capitalized terms
defined in the Deposit Agreement and
not defined herein shall have the
meanings set forth in the Deposit
Agreement.

		2.  SURRENDER OF
RECEIPTS AND WITHDRAWAL
OF SHARES.

		Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and upon
payment of the fee of the Depositary
provided in this Receipt, and subject
to the terms and conditions of the
Deposit Agreement and accompanied
by such documents as the Depositary
may require and upon payment of the
fee of the Depositary for the surrender
of Receipts as provided in Section
5.09 of the Deposit Agreement and
payment of all taxes and
governmental charges payable in
connection with such surrender and
withdrawal of the Deposited
Securities and subject to the terms
and conditions of the Deposit
Agreement, the Corporate Documents
and the Deposited Securities, the
Owner hereof is entitled to delivery,
to him or upon his order, of the
Deposited Securities at the time
represented by the American
Depositary Shares for which this
Receipt is issued.  Delivery of such
Deposited Securities may be made by
the delivery of (a) certificates or other documents evidencing title
(including, without limitation, as
applicable, extracts from the Share
Register or Custodial Register
Excerpts) in the name of the Owner
hereof or as ordered by him or
certificates properly endorsed or
accompanied by proper instruments
of transfer and (b) any other
securities, property and cash to which
such Owner is then entitled in respect
of this Receipt.  Such delivery will be
made at the option of the Owner
hereof, either at the office of the
Custodian or, to the extent
practicable, at the Corporate Trust
Office of the Depositary, provided
that the forwarding of certificates for
Shares or other Deposited Securities
for such delivery at the Corporate
Trust Office of the Depositary shall
be at the risk and expense of the
Owner hereof.

		3.  TRANSFERS,
SPLIT-UPS, AND
COMBINATIONS OF RECEIPTS.

		The transfer of this
Receipt is registrable on the books of
the Depositary at its Corporate Trust
Office by the Owner hereof in person
or by a duly authorized attorney, upon
surrender of this Receipt properly
endorsed for transfer or accompanied
by proper instruments of transfer and
funds sufficient to pay any applicable
transfer taxes and the expenses of the
Depositary and upon compliance with
such regulations, if any, as the
Depositary may establish for such
purpose.  This Receipt may be split
into other such Receipts, or may be
combined with other such Receipts
into one Receipt, evidencing the same
aggregate number of American
Depositary Shares as the Receipt or
Receipts surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer, split-up, combination, or surrender of any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, or Registrar may
require payment from the depositor of
the Shares or the presentor of the
Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto (including any such
tax or charge and fee with respect to
Shares being deposited or withdrawn)
and payment of any applicable fees as
provided in this Receipt, may require
the production of proof satisfactory to
it as to the identity and genuineness
of any signature and may also require
compliance with any regulations the
Depositary may establish consistent
with the provisions of the Deposit
Agreement or this Receipt, including,
without limitation, this Article 3.

		The delivery of
Receipts against deposit of Shares
generally or against deposit of
particular Shares may be suspended,
or the transfer of Receipts in
particular instances may be refused,
or the registration of transfer of
outstanding Receipts generally may
be suspended, during any period
when the transfer books of the
Depositary are closed, or if any such
action is deemed necessary or
advisable by the Depositary or the
Company at any time or from time to
time because of any requirement of
law or of any government or
governmental body or commission, or
under any provision of the Deposit
Agreement or this Receipt, or for any
other reason, subject to the provisions
of the following sentence.
Notwithstanding anything to the
contrary in the Deposit Agreement or
this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may not be
suspended subject only to (i)
temporary delays caused by closing
the transfer books of the Depositary
or the Company or the deposit of
Shares in connection with voting at a
shareholders meeting, or the payment
of dividends, (ii) the payment of fees,
taxes and similar charges, and (iii)
compliance with any U.S. or foreign
laws or governmental regulations
relating to the Receipts or to the
withdrawal of the Deposited
Securities.  Without limitation of the
foregoing, the Depositary shall not
knowingly accept for deposit under
the Deposit Agreement any Shares
required to be registered under the
provisions of the Securities Act of
1933, unless a registration statement
is in effect as to such Shares.  In
addition, the Depositary may from
time to time limit the number of
Shares which may be deposited
hereunder to facilitate compliance
with the rules and regulations as in
effect from time to time of the Anti-
Monopoly Committee of the Ukraine.

		4.  LIABILITY OF
OWNER OR BENEFICIAL OWNER
FOR TAXES.

		The Depositary shall
not be liable to the Company, any
Owner or Beneficial Owner, or any
other person for any tax or other
governmental charge that is or may
become payable in connection with
the deposit or withdrawal of any
Deposited Securities or the offer, sale, pledge or other transfer of Deposited
Securities or the American Depositary
Shares represented thereby.  If any
tax or other governmental charge
shall become payable with respect to
any Receipt or any Deposited
Securities represented hereby, such
tax or other governmental charge
shall be payable by the Owner or
Beneficial Owner hereof to the
Depositary.  The Depositary may
refuse to effect any transfer of this
Receipt or any withdrawal of
Deposited Securities represented by
American Depositary Shares
evidenced by such Receipt until such
payment is made, and may withhold
any dividends or other distributions,
or may sell for the account of the
Owner or Beneficial Owner hereof
any part or all of the Deposited
Securities represented by the
American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner or Beneficial Owner hereof
shall remain liable for any deficiency.

		5.  WARRANTIES
ON DEPOSIT OF SHARES.

		Every Depositing
Shareholder shall be deemed by
depositing Shares under the Deposit
Agreement to represent and warrant
that the Depositing Shareholder is
transferring good and valid title to
such Shares under Ukrainian law and
that such Shares and each certificate
therefor are validly issued, fully paid, non-assessable, and free of any preemptive rights of the holders of outstanding Shares and that the
Depositing Shareholder is duly
authorized so to do.  Every such
person shall also be deemed to
represent that such Shares and the
Receipts evidencing American
Depositary Shares representing such
Shares would not be Restricted
Securities.  Such representations and
warranties shall survive the deposit of
Shares and issuance of Receipts.

		6.  FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.

		Any Depositing
Shareholder or any Owner or
Beneficial Owner of a Receipt may be
required from time to time to file with
the Depositary or the Custodian such
proof of citizenship or residence,
exchange control approval, evidence
of payment of applicable taxes and
other governmental charges or such
information relating to the registration on the books of the Company, the Share Registrar or the Custodian, as nominal holder for the Depositary, if applicable, to execute such certificates and to make such representations and warranties, as the
Depositary may deem necessary or
proper.  The Depositary may withhold
the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited
Securities until such proof, evidence
or other information is filed or such
certificates are executed or such
representations and warranties made.
No Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by any
governmental body in Ukraine which
is then performing the function of the
regulation of currency exchange.

		7.  CHARGES OF
DEPOSITARY.

		The Company agrees
to pay the fees, reasonable expenses
and out-of-pocket charges of the
Depositary and those of any Registrar
only in accordance with agreements
in writing entered into between the
Depositary and the Company from
time to time.  The Depositary shall
present its statement for such charges
and expenses to the Company once
every three months.  The charges and
expenses of the Custodian are for the
sole account of the Depositary.

		The following charges
shall be incurred by any party
depositing or withdrawing Shares or
by any party surrendering Receipts or
to whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock dividend
or stock split declared by the
Company or an exchange of stock
regarding the Receipts or Deposited
Securities or a distribution of
Receipts pursuant to Section 4.03 of
the Deposit Agreement), whichever is
applicable: (1) taxes and other
governmental charges, (2) such
registration fees as may from time to
time be in effect for the registration of transfers of Shares generally on the Share Register and applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the terms of the Deposit
Agreement, (3) such cable, telex and
facsimile transmission expenses as
are expressly provided in the Deposit
Agreement, (4) such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.05 of the
Deposit Agreement, (5) a fee of $5.00
or less per 100 American Depositary
Shares (or portion thereof) for the
execution and delivery of Receipts
pursuant to Section 2.03, 4.03 or 4.04
of the Deposit Agreement and the
surrender of Receipts pursuant to
Section 2.05 or 6.02 of the Deposit
Agreement, (6) a fee of $.02 or less
per American Depositary Share (or
portion thereof) for any cash
distribution made pursuant to the
Deposit Agreement, including, but
not limited to, Sections 4.01 through
4.04 thereof and (7) a fee for the
distribution of securities pursuant to
Section 4.02 of the Deposit
Agreement, such fee being in an
amount equal to the fee for the
execution and delivery of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit of such securities
(for purposes of this clause 7 treating
all such securities as if they were
Shares), but which securities are
instead distributed by the Depositary
to Owners, and (8) any other charge
payable by the Depositary, any of the
Depositarys agents, including the
Custodian, or the agents of the
Depositarys agents in connection
with the servicing of Shares or other
Deposited Securities (which charge
shall be assessed against Owners of
record as of the date or dates set by
the Depositary in accordance with
Section 4.06 of the Deposit
Agreement and shall be collected at
the sole discretion of the Depositary
by billing such Owners for such
charge or by deducting such charge
from one or more cash dividends or
other cash distributions).

		The Depositary,
subject to Article 8 hereof, may own
and deal in any class of securities of
the Company and its affiliates and in
Receipts.

		8.  PRE-RELEASE OF
RECEIPTS.

		Notwithstanding
Section 2.03 of the Deposit
Agreement, the Depositary may
execute and deliver Receipts prior to
the receipt of Shares pursuant to
Section 2.02 of the Deposit
Agreement (a Pre-Release).  The
Depositary may, pursuant to Section
2.05 of the Deposit Agreement,
deliver Shares upon the receipt and
cancellation of Receipts which have
been Pre-Released, whether or not
such cancellation is prior to the
termination of such Pre-Release or the
Depositary knows that such Receipt
has been Pre-Released.  The
Depositary may receive Receipts in
lieu of Shares in satisfaction of a Pre-
Release.  Each Pre-Release will be (a)
preceded or accompanied by a written
representation from the person to
whom Receipts or Shares are to be
delivered that such person, or its
customer, owns the Shares or
Receipts to be remitted, as the case
may be, (b) at all times fully
collateralized with cash or such other
collateral as the Depositary deems
appropriate, (c) terminable by the
Depositary on not more than five (5)
business days notice, and (d) subject
to such further indemnities and credit
regulations as the Depositary deems
appropriate.  The number of
American Depositary Shares which
are outstanding at any time as a result
of Pre-Releases will not normally
exceed thirty percent (30%) of the
Shares deposited under the Deposit
Agreement; provided, however, that
the Depositary reserves the right to
change or disregard such limit from
time to time as it deems appropriate.

		The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.

		9.  TITLE TO
RECEIPTS.

		It is a condition of this
Receipt and every successive Owner
and Beneficial Owner of this Receipt
by accepting or holding the same
consents and agrees, that title to this
Receipt, when properly endorsed or
accompanied by proper instruments
of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of New York; provided, however, that the Depositary, notwithstanding any notice to the contrary, may treat the person in whose name this Receipt is registered on the books of the Depositary as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement or for all other purposes.

		10.  VALIDITY OF
RECEIPT.

		This Receipt shall not
be entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless this
Receipt shall have been executed by
the Depositary by the manual
signature of a duly authorized
signatory of the Depositary; provided,
however that such signature may be a
facsimile if a Registrar for the
Receipts shall have been appointed
and such Receipts are countersigned
by the manual signature of a duly
authorized officer of the Registrar.

		11.  REPORTS;
INSPECTION OF TRANSFER
BOOKS.

		The Company
currently furnishes the Securities and
Exchange Commission (hereinafter
called the Commission) with certain
public reports and documents
required by foreign law or otherwise
under Rule 12g3-2(b) under the
Securities Exchange Act of 1934.
Such reports and documents will be
available for inspection and copying
by Owners and Beneficial Owners at
the public reference facilities
maintained by the Commission
located at 450 Fifth Street, N.W.,
Washington, D.C. 20549.

		The Depositary shall
make available for inspection by
Owners of Receipts at its Corporate
Trust Office any reports and
communications, including any proxy
soliciting material, received from the
Company which are both (a) received
by the Depositary as the holder of the
Deposited Securities and (b) made
generally available to the holders of
such Deposited Securities by the
Company.  The Depositary will also
send to Owners of Receipts copies of
such reports when furnished by the
Company pursuant to the Deposit
Agreement.  Any such reports and
communications, including any such
proxy soliciting material, furnished to
the Depositary by the Company shall
be furnished in English to the extent
such materials are required to be
translated into English pursuant to
any regulations of the Commission.

		The Depositary will
keep books, at its Corporate Trust
Office, for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners of Receipts, provided that such inspection shall not be for the purpose of communicating with Owners of
Receipts in the interest of a business
or object other than the business of
the Company or a matter related to
the Deposit Agreement or the
Receipts.

		12.  DIVIDENDS
AND DISTRIBUTIONS.

		Whenever the
Depositary or the Custodian receives
any cash dividend or other cash
distribution on any Deposited
Securities, the Depositary will, if at
the time of receipt thereof any
amounts received in Hryvnia or
another foreign currency can in the
judgment of the Depositary be
converted on a reasonable basis into
United States dollars transferable to
the United States, and subject to the
Deposit Agreement, convert or cause
to be converted such dividend or
distribution into dollars and will
distribute the amount thus received
(net of the fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement and of applicable
taxes and other governmental
charges) to the Owners of Receipts
entitled thereto; provided, however,
that in the event that the Company,
the Depositary or the Custodian is
required to withhold and does
withhold from any cash dividend or
other cash distribution in respect of
any Deposited Securities an amount
on account of taxes, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.

		Subject to the
provisions of Section 4.11 and 5.09 of
the Deposit Agreement, whenever the
Depositary receives any distribution
other than a distribution described in
Section 4.01, 4.03 or 4.04 of the
Deposit Agreement, the Depositary
will cause the securities or property
received by it to be distributed to the
Owners entitled thereto, in any
manner that the Depositary may deem
equitable and practicable for
accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners of
Receipts entitled thereto, or if for any other reason the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement and of applicable taxes
and other governmental charges) will
be distributed by the Depositary to the
Owners of Receipts entitled thereto
all in the manner and subject to the
conditions described in Section 4.01
of the Deposit Agreement.

		If any distribution
consists of a dividend in, or free
distribution of, Shares, the Depositary
may distribute to the Owners of
outstanding Receipts entitled thereto
additional Receipts evidencing an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution, subject
to the terms and conditions of the
Deposit Agreement with respect to
the deposit of Shares and the issuance
of American Depositary Shares
evidenced by Receipts, including the
withholding of any tax or other
governmental charge and the payment
of the fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement.  In lieu of
delivering Receipts for fractional
American Depositary Shares in any
such case, the Depositary will sell the
amount of Shares represented by the
aggregate of such fractions and
distribute the net proceeds, all in the
manner and subject to the conditions
described in Section 4.01 of the
Deposit Agreement.  If additional
Receipts are not so distributed, each
American Depositary Share shall
thenceforth also represent the
additional Shares distributed upon the
Deposited Securities represented
thereby.

		In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor)or any deposit of Shares,
transfer of Receipts or withdrawal of
Deposited Securities hereunder is
subject to any tax or other govern-
mental charge which the Depositary is
obligated to withhold, the Depositary
may by public or private sale dispose
of all or a portion of such property
(including Shares and rights to
subscribe therefor) in such amounts
and in such manner as the Depositary
deems necessary and practicable to
pay any such taxes or charges, and the
Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or charges to
the Owners of Receipts entitled
thereto.  The Depositary shall forward
to the Company such information
from its records as the Company may
reasonably request to enable the
Company to file necessary reports
with governmental authorities or
agencies, and either the Company or
the Depositary may file any such
reports necessary to obtain benefits
under any applicable tax treaties for
Owners.

		Under applicable
Ukrainian law, payments of cash or
other distributions in respect of the
Deposited Securities under the
Deposit Agreement may be subject to
significant taxation, some of which
may be recoverable by the Depositary
or its agents acting for the benefit of
Owners and Beneficial Owners under
applicable double-taxation treaties.
Notwithstanding anything in the
Deposit Agreement to the contrary,
before making any distribution or
other payment on any Deposited
Securities, the Depositary may make
or cause to be made such deductions
(if any) which, by the laws of Ukraine
the Depositary is required to make in
respect of any income, capital gains
or other taxes and the Depositary may
also deduct the amount of any tax or
governmental charges payable by the
Depositary or for which the
Depositary might be made liable in
respect of such distribution or other
payment or any document signed in
connection therewith.  In making such
deductions, the Depositary shall have
no obligation to any Owner or
Beneficial Owner to apply a rate
under any treaty or other arrangement
between Ukraine and the country
within which the Owner or Beneficial
Owner is resident, nor shall the
Depositary have any obligation to
take any action to recover any
amounts withheld or deducted under
any applicable double-taxation treaty.

		13.  RIGHTS.

		In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or any
rights of any other nature, the
Depositary shall have discretion as to
the procedure to be followed in
making such rights available to any
Owners or in disposing of such rights
on behalf of any Owners and making
the net proceeds available to such
Owners or, if by the terms of such
rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such
Owners, then the Depositary shall
allow the rights to lapse.  If at the
time of the offering of any rights the
Depositary determines in its
discretion that it is lawful and feasible to make such rights available to all or certain Owners but not to other
Owners, the Depositary may
distribute to any Owner to whom it
determines the distribution to be
lawful and feasible, in proportion to
the number of American Depositary
Shares held by such Owner, warrants
or other instruments therefor in such
form as it deems appropriate.

		In circumstances in
which rights would otherwise not be
distributed, if an Owner of Receipts
or the Company requests the
distribution of warrants or other
instruments in order to exercise the
rights allocable to the American
Depositary Shares of such Owner or
certain Owners hereunder, the
Depositary will make such rights
available to such Owner or Owners
upon written notice from the
Company to the Depositary that
(a) the Company has elected in its
sole discretion to permit such rights to be exercised and (b) such Owner or Owners have executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

		If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction from
such an Owner pursuant to such
warrants or other instruments to the
Depositary from such Owner to
exercise such rights, upon payment by
such Owner to the Depositary for the
account of such Owner of an amount
equal to the purchase price of the
Shares to be received upon the
exercise of the rights, and upon
payment of the fees and expenses of
the Depositary and any other charges
as set forth in such warrants or other
instruments, the Depositary shall, on
behalf of such Owner, exercise the
rights and purchase the Shares, and
the Company shall cause the Shares
so purchased to be delivered to the
Depositary on behalf of such Owner.
As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall, pursuant to
Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In the case
of a distribution pursuant to the
second paragraph of this Article 13,
such Receipts shall be legended in
accordance with applicable U.S. laws,
and shall be subject to appropriate
restrictions on sale, deposit,
cancellation and transfer under such
laws.

		If the Depositary
determines in its discretion that it is
not lawful and feasible to make such
rights available to all or certain
Owners, it may sell the rights,
warrants or other instruments in
proportion to the number of American
Depositary Shares held by the Owners
to whom it has determined it may not
lawfully or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of the fees
and expenses of the Depositary as
provided in Section 5.09 of the
Deposit Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions of
the Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights, warrants or
other instruments, all in the manner
and subject to the conditions
described in Section 4.01 of the
Deposit Agreement.

		Except as otherwise
provided in the second paragraph of
Section 4.04 of the Deposit
Agreement, the Depositary will not
offer rights to Owners unless both the
rights and the securities to which such
rights relate are either exempt from
registration under the Securities Act
of 1933 with respect to a distribution
to all Owners or are registered under
the provisions of such Act; provided,
that nothing in this Deposit
Agreement shall create, any
obligation on the part of the Company
to file a registration statement with
respect to such rights or underlying
securities or to endeavor to have such
a registration statement declared
effective.  If an Owner of Receipts or
the Company requests the distribution
of warrants or other instruments,
notwithstanding that there has been
no such registration under such Act,
the Depositary shall not effect such
distribution unless it has received an
opinion from recognized counsel in
the United States for the Company
(which may be Baker & McKenzie,
including its London office (as long
as partners admitted to practice in the
United States are resident there))
upon which the Depositary may rely
that such distribution to the Owner or
Owners to which it is to be made is
exempt from such registration.

		The Depositary shall
not be responsible for any failure to
determine that it may be lawful or
feasible to make such rights available
to Owners in general or any Owner in
particular.

		14.  CONVERSION
OF FOREIGN CURRENCY.

		Whenever the
Depositary or the Custodian shall
receive Hryvnia or another foreign
currency, by way of dividends or
other distributions or the net proceeds
from the sale of securities, property or rights, and if at the time of the receipt thereof the Hryvnia or other foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable basis
without regard to any distinctions
among Owners on account of
exchange restrictions, the date of
delivery of any Receipt or otherwise
and shall be net of any expenses of
conversion into Dollars incurred by
the Depositary as provided in
Section 5.09 of the Deposit
Agreement.

		If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file, or cause the
Custodian to file, such application for
approval or license, if any, as it may
deem desirable.

		If at any time the
Depositary shall determine that in its
judgment any Hryvnia or other
foreign currency received by the
Depositary or the Custodian is not
convertible on a reasonable basis into
Dollars transferable to the United
States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the
Depositary to, or in its discretion may
hold such foreign currency uninvested
and without liability for interest
thereon for the respective accounts of,
the Owners entitled to receive the
same.

		If any such conversion
of foreign currency, in whole or in
part, cannot be effected for
distribution to some of the Owners
entitled thereto, the Depositary may
in its discretion make such conversion
and distribution in Dollars to the
extent permissible to the Owners
entitled thereto and may distribute the
balance of the foreign currency
received by the Depositary to, or hold
such balance uninvested and without
liability for interest thereon for the
respective accounts of, the Owners
entitled thereto.

		15.  RECORD
DATES.

		Whenever any cash
dividend or other cash distribution
shall become payable or any
distribution other than cash shall be
made, or whenever rights shall be
issued with respect to the Deposited
Securities, or whenever the
Depositary shall receive notice of any
meeting of holders of Shares or other
Deposited Securities, or whenever for
any reason the Depositary causes a
change in the number of Shares that
are represented by each American
Depositary Share, or whenever the
Depositary shall find it necessary or
convenient, the Depositary shall fix a
record date (a) for the determination
of the Owners of Receipts who shall
be (i) entitled to receive such
dividend, distribution or rights or the
net proceeds of the sale thereof or
(ii) entitled to give instructions for the exercise of voting rights at any such meeting, or (b) on or after which each American Depositary Share will represent the changed number of
Shares, subject to the provisions of
the Deposit Agreement.

		16.  VOTING OF
DEPOSITED SECURITIES.

		Upon receipt of notice
of any meeting of holders of Shares or
other Deposited Securities, if
requested in writing by the Company,
the Depositary shall, as soon as
practicable thereafter, mail to the
Owners of Receipts a notice, the form
of which notice shall be in the sole
discretion of the Depositary, which
shall contain (a) such information as
is contained in such notice of meeting
received by the Depositary from the
Company, (b) a statement that the
Owners of Receipts as of the close of
business on a specified record date
will be entitled, subject to any
applicable provision of law and of the
Corporate Documents of the
Company, to instruct the Depositary
as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective
American Depositary Shares and (c) a
statement as to the manner in which
such instructions may be given or
deemed given in accordance with the
last sentence of this paragraph if no
instruction is received to the
Depositary to give a discretionary
proxy to a person designated by the
Company. Upon the written request
of an Owner of a Receipt on such
record date, received on or before the
date established by the Depositary for
such purpose, the Depositary shall
endeavor insofar as practicable to
vote or cause to be voted the amount
of Shares or other Deposited
Securities represented by such
American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request.  The Depositary
shall not vote or attempt to exercise
the right to vote that attaches to the
Shares or other Deposited Securities,
other than in accordance with such
instructions or deemed instructions.
If no instructions are received by the
Depositary from any Owner with
respect to any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners Receipts
on or before the date established by
the Depositary for such purpose, the
Depositary shall deem such Owner to
have instructed the Depositary to give
a discretionary proxy to a person
designated by the Company with
respect to such Deposited Securities
and the Depositary shall give a
discretionary proxy to a person
designated by the Company to vote
such Deposited Securities; provided,
that no such instruction shall be
deemed given and no such
discretionary proxy shall be given
with respect to any matter as to which
the Company informs the Depositary
(and the Company agrees to provide
such information as promptly as
practicable in writing) that (x) the
Company does not wish such proxy
given, (y) substantial opposition
exists or (z) such matter materially
and adversely affects the rights of
holders of Shares.

		17.  CHANGES
AFFECTING DEPOSITED
SECURITIES.

		In circumstances
where the provisions of Section 4.03
of the Deposit Agreement do not
apply, upon any change in nominal
value, change in par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or in
respect of Deposited Securities shall
be treated as new Deposited
Securities under the Deposit
Agreement, and American Depositary
Shares shall thenceforth represent, in
addition to the existing Deposited
Securities, the right to receive the
new Deposited Securities so received
in exchange or conversion, unless
additional Receipts are delivered
pursuant to the following sentence.
In any such case the Depositary may
execute and deliver additional
Receipts as in the case of a dividend
in Shares, or call for the surrender of
outstanding Receipts to be exchanged
for new Receipts specifically
describing such new Deposited
Securities.

		18.	LIABILITY
OF THE COMPANY AND
DEPOSITARY.

		Neither the Depositary
nor the Company nor any of their
respective directors, employees,
agents or affiliates shall incur any
liability to any Owner or Beneficial
Owner of any Receipt, if by reason of
(i) any provision of any present or
future law or regulation of the United
States, Ukraine or any other country
or jurisdiction, (ii) any provision of
any present or future regulation of
any governmental or regulatory
authority or stock exchange or (iii)
any act of God or war or other
circumstances beyond its control, the
Depositary or the Company shall be
prevented, delayed or forbidden from,
or be subject to any civil or criminal
penalty on account of, doing or
performing any act or thing which by
the terms of the Deposit Agreement
or Deposited Securities it is provided
shall be done or performed; nor shall
the Depositary or the Company nor
any of their respective directors,
employees, agents or affiliates incur
any liability to any Owner or
Beneficial Owner of any Receipt by
reason of any nonperformance or
delay, caused as aforesaid, in the
performance of any act or thing which
by the terms of the Deposit
Agreement it is provided shall or may
be done or performed, or by reason of
any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement.

		Neither the Depositary
nor any of its directors, employees,
agents or affiliates shall incur any
liability to any Owner or Beneficial
Owner of any Receipt, if by reason of
(i) any act or failure to act of the
Company or its agents, including the
Share Registrar, or their respective
directors, employees, agents or
affiliates, (ii) any provision, present
or future, of the Corporate Documents
of the Company or any other
instrument of the Company governing
the Deposited Securities, or (iii) any
provision of any securities issued or
distributed by the Company, or any
offering or distribution thereof, the
Depositary shall be prevented,
delayed or forbidden from, or be
subject to any civil or criminal
penalty on account of, doing or
performing any act or thing which by
the terms of the Deposit Agreement
or Deposited Securities it is provided
shall be done or performed; nor shall
the Depositary nor any of its
directors, employees, agents or
affiliates incur any liability to any
Owner or Beneficial Owner of any
Receipt by reason of any non-
performance or delay, caused as
aforesaid, in the performance of any
act or thing which by the terms of the
Deposit Agreement it is provided
shall or may be done or performed.

		Where, by the terms of
a distribution pursuant to
Section 4.01, 4.02 or 4.03 of the
Deposit Agreement, or an offering or
distribution pursuant to Section 4.04
of the Deposit Agreement, such
distribution or offering may not be
made available to Owners of
Receipts, and the Depositary may not
dispose of such distribution or
offering on behalf of such Owners
and make the net proceeds available
to such Owners, then the Depositary
shall not make such distribution or
offering, and shall allow any rights, if applicable, to lapse.

		Neither the Company
nor the Depositary assumes any
obligation or shall be subject to any
liability under the Deposit Agreement
to Owners or Beneficial Owners of
Receipts, except that they agree to
perform their obligations specifically
set forth in the Deposit Agreement
without negligence or bad faith
except as set forth in Section 5.13 of
the Agreement with respect to the
Company.  The Depositary shall not
be subject to any liability with respect to the validity or worth of the Deposited Securities. Neither the
Depositary nor the Company shall be
under any obligation to appear in,
prosecute or defend any action, suit,
or other proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion may
involve it in expense or liability,
unless indemnity satisfactory to it
against all expense and liability shall
be furnished as often as may be
required, and the Custodian shall not
be under any obligation whatsoever
with respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company shall be
liable for any action or nonaction by
it in reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
Beneficial Owner of a Receipt, or any
other person believed by it in good
faith to be competent to give such
advice or information.

		The Depositary shall
not be liable to the Company, any
Owner or Beneficial Owner or any
other person for the unavailability of
Deposited Securities or for the failure
to make any distribution of cash or
property with respect thereto as a
result of (i) any act or failure to act of the Company or its agents, including the Share Registrar, or their respective directors, employees, agents or affiliates, (ii) any provision of any present or future law or regulation of the United States,
Ukraine or any other country, (iii) any
provision of any present or future
regulation of any governmental or
regulatory authority or stock
exchange, (iv) any provision of any
present or future Corporate
Documents or any other instrument of
the Company governing the
Deposited Securities, (v) any
provision of any securities issued or
distributed by the Company, or any
offering or distribution thereof, or
(vi) any act of God or war or other
circumstance beyond its control.

		The Company shall not
be liable to the Depositary, any
Owner or Beneficial Owner or any
other person for the unavailability of
Deposited Securities or for the failure
to make any distribution of cash or
property with respect thereto as a
result of (i) any provision of any
present or future law or regulation of
the United States, Ukraine or any
other country or jurisdiction, (ii) any
provision of any present or future
regulation of any governmental or
regulatory authority or stock
exchange or (iii) any act of God or
war or other circumstance beyond its
control.

		The Depositary shall
not be responsible for any failure to
carry out any instructions to vote any
of the Deposited Securities, or for the
manner in which any such vote is cast
or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for any
acts or omissions made by a successor
depositary whether in connection with
a previous act or omission of the
Depositary or in connection with a
matter arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out of
which such potential liability arises,
the Depositary performed its
obligations without negligence or bad
faith while it acted as Depositary.
The Company agrees to indemnify the
Depositary, its directors, employees,
agents and affiliates and any
Custodian against, and hold each of
them harmless from, any liability or
expense (including, but not limited to,
the expenses of counsel) which may
arise out of (a) and registration with
the Commission of Receipts,
American Depository Shares or
Deposited Securities or the offer or
sale thereof, (b) acts performed or
omitted, in accordance with the
provisions of the Deposit Agreement
and of the Receipts, as the same may
be amended, modified, or
supplemented from time to time, (i)
by either the Depositary or a
Custodian or their respective
directors, employees, agents and
affiliates, except for any liability or
expense arising out of the negligence
or bad faith of either of them, or (ii)
by the Company or any of its
directors, employees, agents and
affiliates or (c) the unavailability of
Deposited Securities or the failure to
make any distribution of cash or
property with respect thereto as a
result of (i) any act or failure to act of the Company or its agents, including the Share Registrar, or their respective directors, employees, agents or affiliates, (ii) any provision of any present or future Corporate
Documents or any other instrument of
the Company governing Deposited
Securities or (iii) any provision of any securities issued or distributed by the Company, or any offering or distribution thereof. No disclaimer of liability under the Securities Act of 1933 is intended by any provision of the Deposit Agreement.

		19.
	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY; APPOINTMENT OF
SUCCESSOR CUSTODIAN.

		The Depositary may at
any time resign as Depositary
hereunder by written notice of its
election so to do delivered to the
Company, such resignation to take
effect  upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
The Depositary may at any time be
removed by the Company by written
notice of such removal, effective
upon the appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners of Receipts to
do so, it may appoint a substitute or
additional custodian or custodians.

		20.  AMENDMENT.

		The form of the
Receipts and any provisions of the
Deposit Agreement may at any time
and from time to time be amended by
agreement between the Company and
the Depositary without the consent of
Owners or Beneficial Owners of
Receipts in any respect which they
may deem necessary or desirable.
Any amendment which shall impose
or increase any fees or charges (other
than taxes and other governmental
charges, registration fees and cable,
telex or facsimile transmission costs,
delivery costs or other such
expenses), or which shall otherwise
prejudice any substantial existing
right of Owners of Receipts, shall,
however, not become effective as to
outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner of a Receipt
at the time any amendment so
becomes effective shall be deemed,
by continuing to hold such Receipt, to
consent and agree to such amendment
and to be bound by the Deposit
Agreement as amended thereby.  In
no event shall any amendment impair
the right of the Owner of any Receipt
to surrender such Receipt and receive
therefor the Deposited Securities
represented thereby except in order to
comply with mandatory provisions of
applicable law.

		21.
	TERMINATION OF
DEPOSIT AGREEMENT.

		The Depositary at any
time, at the direction of the Company,
shall terminate the Deposit
Agreement by mailing notice of such
termination to the Owners of all
Receipts then outstanding at least 90
days prior to the date fixed in such
notice for such termination.  The
Depositary may likewise terminate
the Deposit Agreement by mailing
notice of such termination to the
Company and the Owners of all
Receipts then outstanding if at any
time 90 days shall have expired after
the Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after the
date of termination, the Owner of a
Receipt will, upon (a) surrender of
such Receipt at the Corporate Trust
Office of the Depositary, (b) payment
of the fee of the Depositary for the
surrender of Receipts referred to in
Section 2.05 of the Deposit
Agreement and (c) payment of any
applicable taxes or governmental
charges, be entitled to delivery, to
him or upon his order, of the amount
of Deposited Securities represented
by the American Depositary Shares
evidenced by such Receipt.  If any
Receipts shall remain outstanding
after the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall suspend
the distribution of dividends to the
Owners thereof, and shall not give
any further notices or perform any
further acts under the Deposit
Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights and other property as
provided in the Deposit Agreement,
and shall continue to deliver
Deposited Securities, together with
any dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the Deposit
Agreement and may thereafter hold
uninvested the net proceeds of any
such sale, together with any other
cash then held by it thereunder,
unsegregated and without liability for
interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such
Owners thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.  After
making such sale, the Depositary
shall be discharged from all
obligations under the Deposit
Agreement, except to account for
such net proceeds and other cash
(after deducting, in each case, the fee
of the Depositary for the surrender of
a Receipt, any expenses for the
account of the Owner of such Receipt
in accordance with the terms and
conditions of the Deposit Agreement
and any applicable taxes or
governmental charges).  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary with
respect to indemnification, charges,
and expenses.

		22.	 SUBMISSION
TO JURISDICTION;
ARBITRATION; WAIVER OF
IMMUNITIES.

		The Deposit
Agreement provides that any
controversy, claim or cause of action
brought by any party to the Deposit
Agreement against the Company
arising out of or relating to the Shares or other Deposited Securities, the
American Depositary Shares, the
Receipts or the Deposit Agreement,
or the breach thereof, shall be finally
settled by arbitration in London,
England, in accordance with the
Rules of the London Court of
International Arbitration, which rules
are deemed to be incorporated by
reference into this Article 22, and that judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof;
provided, that in the event of any
third-party litigation to which the
Depositary is a party and to which the
Company may property be joined, the
Company may be so joined in any
court of competent jurisdiction in
which such litigation is proceeding;
and provided, further, that any such
controversy, claim or cause of action
relating to or based upon the
provisions of the Federal securities
laws of the United States or the rules
and regulations thereunder may, but
need not, be submitted to arbitration
as provided in the Deposit
Agreement.  The Deposit Agreement
also provides that any controversy,
claim or cause of action arising out of
or relating to the Shares or other
Deposited Securities, the American
Depositary Shares, the Receipts or the
Deposit Agreement not subject to
arbitration shall be litigated in the
Federal and state courts in the
Borough of Manhattan.

		To the extent that the
Company or any of its properties,
assets or revenues may have or
hereafter become entitled to, or have
attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Shares or Deposited Securities, the American
Depositary Shares, the Receipts or the
Deposit Agreement, the Company, to
the fullest extent permitted by law,
hereby irrevocably and
unconditionally waives, and agrees
not to plead or claim, any such
immunity and consents to such relief
and enforcement.

		23.
	REGISTRATION OF
SHARES; SHARE REGISTRAR;
SHARE REGISTER.

		(a) The Company
agrees that it shall, at any time and
from time to time: (i) take any and all
action as may be necessary to assure
the accuracy and completeness of all
information set forth in the Share
Register maintained by the Share
Registrar in respect of the Shares or
Deposited Securities (ii) to the extent
permitted by applicable Ukrainian
law, provide or cause the Share
Registrar to provide to the
Depositary, the Custodian or their
respective agents access to the Share
Register for the purpose of verifying
ownership rights during ordinary
business hours in Kyiv, Ukraine, in
such manner and upon such terms and
conditions as the Depository may, in
its sole discretion, deem appropriate
(iii) cause the Share Registrar to
promptly effect the re-registration of
ownership of Deposited Securities in
the Share Register in connection with
any deposit or withdrawal of Shares
or Deposited Securities under this
Deposit Agreement and (iv) permit
and cause the Share Registrar to
permit the Custodian to register as a
nominal holder acting for the benefit
of the Depositary or its nominee.

	   (b) The Company agrees
that it shall be solely liable for any act or failure to act on the part of the Share Registrar and that the Company shall be solely liable for the unavailability of Deposited Securities or for the failure of the Depositary to make any distribution of cash or property with respect thereto as a result of (i) any act or failure to act of the Company or its agents, including the Share Registrar, or their respective directors, employees, agents or affiliates, (ii) any provision of any present or future Corporate
Documents or any other instrument of
the Company governing the
Deposited Securities, or (iii) any
provision of any securities issued or
distributed by the Company, or any
offering or distribution thereof.

		24.	DISCLOSURE
OF INTERESTS.

		The Company or the
Depositary may from time to time
request Owners to provide
information as to the capacity in
which such Owners own or owned
Receipts and regarding the identity of
any other persons then or previously
having a beneficial interest in such
Receipts and the nature of such
interest and various other matters.
Each Owner agrees to provide any
information requested by the
Company or the Depositary pursuant
to Section 3.04 of the Deposit
Agreement and this Article 23.  To
the extent that provisions of or
governing any Deposited Securities
(including the Companys Corporate
Documents or applicable law) may
require the disclosure of beneficial or
other ownership of Deposited
Securities, other Shares and other
securities to the Company and may
provide for blocking transfer and
voting or other rights to enforce such
disclosure or limit such ownership,
Owners and Beneficial Owners are
required to comply with all such
disclosure requirements and
ownership limitations and to
cooperate with the Depositarys
compliance with Company
instructions as to Receipts in respect
of any such enforcement or limitation.





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